Exhibit T3G-1

     C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company

MAGELLAN HEALTH SERVICES, INC.

                              LIST OF SUBSIDIARIES

ENTITY NAME:                                                                       JURISDICTION OF DOMICILE:        ENTITY TYPE:
-------------------------------------------------------------------------------    -----------------------------  ------------------
Care Management Resources, Inc.                                                    Florida                                C
Green Spring Health Services, Inc.(1)                                              Delaware                               C
   Subsidiaries:
   Advantage Behavioral Systems, Inc.(2)                                           Pennsylvania                           C
     Subsidiary:
     Resource Day Treatment Center                                                 Pennsylvania                           NP
   AdvoCare of Tennessee, Inc.                                                     Tennessee                              C
     Subsidiary:
     Premier Holdings, Inc.                                                        Tennessee                              C
        Subsidiary:
        Magellan--PBS, LLC                                                                                               LLC
           Premier Behavioral Systems of Tennessee, LLC(3)                         Tennessee                             LLC
   Allied Specialty Care Services, LLC                                             Delaware                              LLC
     Subsidiaries:
     Vivra, Inc.(4)                                                                Nevada                                 C
     Ihealth Technologies, LLC(5)                                                  Delaware                              LLC
   Ceres Behavioral Healthcare Systems, LLC(6)                                     Oregon                                LLC
   New GPA, Inc.(7)                                                                Delaware                               C
        Subsidiaries:
        GPA Pennsylvania, Inc.                                                     Pennsylvania                           C
        Novapsy Clinic, LLC(8)                                                     Virginia                              LLC
   Green Spring of Pennsylvania, Inc.                                              Pennsylvania                           C
   Magellan Behavioral of Michigan, Inc.                                           Michigan                               C
   Magellan Behavioral Health of New Jersey, LLC                                   New Jersey                            LLC
   Magellan Capital, Inc.                                                          Delaware                               C
   Managed Care Services Mainstay of Central Pennsylvania, Inc.(9)                 Pennsylvania                           C
   Maryland Health Partners, LLC(10)                                               Maryland                              LLC
   Vista Behavioral Health Plans, Inc.(11)                                         California                             C
MBH Capital, Inc.(12)                                                              Delaware                               C
   Subsidiaries:
   CMCI, Inc.                                                                      Nevada                                 C
   CMFC, Inc.                                                                      Nevada                                 C
Magellan Behavioral Health, Inc.                                                   Delaware                               C
   Subsidiaries:
   Magellan Behavioral Health of Ohio, Inc.                                        Ohio                                   C
   Magellan Behavioral Health of Washington, Inc.                                  Washington                             C
   Magellan Behavioral Health Systems, LLC(13)                                     Utah                                  LLC
     Subsidiaries:
     Human Affairs International of Pennsylvania, Inc.                             Pennsylvania                           C
   Human Affairs International of California                                       California                             C
   MBH of Puerto Rico                                                              Puerto Rico                            C
   Merit Behavioral Care Corporation(14)                                           Delaware                               C
     Subsidiaries:
     AGCA, Inc.                                                                    Pennsylvania                           C
        Subsidiaries:
        AGCA Headquarters Limited Partnership(15)                                  Pennsylvania                           LP
        AGCA New York, Inc.                                                        New York                               C


ENTITY NAME:                                                                       JURISDICTION OF DOMICILE:        ENTITY TYPE:
-------------------------------------------------------------------------------    -----------------------------  ------------------
           Subsidiaries:
           AGCA IPA of New York, Inc.                                              New York                               C
           MBC of New York, Inc., a New York                                       New York                               C
           Independent Practice Association
           U.S. IPA Providers, Inc.                                                New York                               C
     Alliance Health Systems, Inc.                                                 Indiana                                C
     Arizona Biodyne, Inc.                                                         Arizona                                C
     Hawaii Biodyne, Inc.                                                          Hawaii                                 C
     Louisiana Biodyne, Inc.                                                       Louisiana                              C
   Magellan HRSC, Inc.(16)                                                         Ohio                                   C
     MBC Federal Programs, Inc.                                                    Delaware                               C
     MBC of New Mexico, Inc.                                                       New Mexico                             C
     Merit Behavioral Care of Florida, Inc.                                        Florida                                C
     Merit Behavioral Care of Massachusetts, Inc.                                  Massachusetts                          C
   Magellan Behavioral Health of Pennsylvania, Inc.                                Pennsylvania                           C
     CMG Health, Inc.(17)                                                          Maryland                               C
        Subsidiaries:
        Choice Behavioral Health Partnership(18)                                   Virginia                               GP
        CMG Health of New York, Inc.                                               New York                               C
        Maryland Health Partners, LLC(19)                                          Maryland                              LLC
        Montana Community Partners, Inc.(20)                                       Montana                                C
     Continuum Behavioral Care, LLC(21)                                            Rhode Island                          LLC
     Continuum Behavioral Healthcare Corporation                                   Delaware                               C
        Subsidiary:
       Spectrum-Continuum Management Services of New York, LLC(22)                 Delaware                              LLC
     EMHC-MBC of New York, LLC(23)                                                 New York                              LLC
        EMHC/MBC IPA Providers of New York, LLC(24)                                New York                              LLC
        EMHC-MBC Services of New York, LLC(25)                                     New York                              LLC
     Group Plan Clinic, Inc.                                                       Texas                                  C
     Magellan Behavioral Health Providers of Texas, Inc.                           Texas                                  C
     MBC of America, Inc.                                                          Delaware                               C
        Subsidiaries:
        EMHC/MBC IPA Providers of New York, LLC(26)                                New York                              LLC
        EMHC-MBC Services of New York, LLC(27)                                     New York                              LLC
        Empire Community Delivery Systems, LLC(28)                                 New York                              LLC
        MBC Management Services of New York, LLC(29)                               New York                              LLC
        MBC of Tennessee, Inc.                                                     Tennessee                              C
        MBC of Tennessee, LLC(30)                                                  Tennessee                             LLC
        MBC/IPA Providers of New York, LLC(31)                                     New York                              LLC
        Royal Health Care, LLC(32)                                                 New York                              LLC
     MBC of North Carolina, LLC                                                    North Carolina                        LLC
     MBC of Tennessee, LLC(33)                                                     Tennessee                             LLC
        Subsidiary:
        Community Sector Systems, Inc.(34)                                         Washington                             C
     Magellan Behavioral Care Corporation of Iowa                                  Iowa                                   C
     Merit Health Insurance Company                                                Illinois                               C
        Subsidiary:
        Orion Life Insurance Company                                               Delaware                               C
     Merit Holdings Corp.                                                          Delaware                               C
        Subsidiaries:
        MBC National Service Corporation                                           Delaware                               C
        Merit INROADS Behavioral Health Services, LLC(35)                          Delaware                              LLC
           Subsidiaries:
           Merit INROADS Behavioral Health Services of Illinois, LLC(36)           Illinois                              LLC


                                       2

ENTITY NAME:                                                                       JURISDICTION OF DOMICILE:        ENTITY TYPE:
-------------------------------------------------------------------------------    -----------------------------  ------------------
           INROADS Behavioral Health Services of Texas, L.P.(37)                   Texas                                  LP
     PPC Group, Inc.                                                               Delaware                               C
        Subsidiaries:
        Merit Behavioral Care of California, Inc.                                  Missouri                               C
        P.P.C., Inc.                                                               Missouri                               C
           Subsidiary:
           Personal Performance Consultants of New York, Inc.                      New York                               C
   Tennessee Behavioral Health, Inc.(38)                                           Tennessee                              C
Magellan Behavioral Health of Texas, Inc.                                          Texas                                  C
Magellan CBHS Holdings, Inc.                                                       Delaware                               C
   Subsidiaries:
   The Charter Behavioral Health System of Northwest Indiana, LLC(39)              Delaware                              LLC
   Charter Alvarado Behavioral Health System, Inc.                                 California                             C
   Charter Bay Harbor Behavioral Health System, Inc.                               Florida                                C
   Charter Behavioral Health System of Columbia, Inc.                              Missouri                               C
   Charter Behavioral Health System of Dallas, Inc.                                Texas                                  C
   Charter Behavioral Health System of Delmarva, Inc.                              Maryland                               C
   Charter Behavioral Health System at Fair Oaks, Inc.                             New Jersey                             C
   Charter Behavioral Health System at Hidden Brook, Inc.                          Maryland                               C
   Charter Behavioral Health System of Lafayette, Inc.                             Louisiana                              C
     Subsidiary:
     The Charter Cypress Behavioral Health System, L.L.C.(40)                      Tennessee                             LLC
   Charter Behavioral Health System of Lake Charles, Inc.                          Louisiana                              C
   Charter Behavioral Health System of Massachusetts, Inc.                         Massachusetts                          C
     Subsidiary:
     Westwood/Pembroke Health System Limited Partnership                           Massachusetts                          LP
   Charter Behavioral Health System of Nashua, Inc.                                New Hampshire                          C
   Charter Behavioral Health System of New Mexico, Inc.                            New Mexico                             C
     Subsidiary:
     The Charter Heights Behavioral Health System Limited Partnership(41)          Delaware                               LP
   Charter Behavioral Health System of Paducah, Inc.                               Kentucky                               C
   Charter Behavioral Health System at Potomac Ridge, Inc.                         Maryland                               C
   Charter Behavioral Health System of Toledo, Inc.                                Ohio                                   C
   Charter Canyon Behavioral Health System, Inc.                                   Utah                                   C
   Charter Centennial Peaks Behavioral Health System, Inc.                         Colorado                               C
   Charter Fairmount Behavioral Health System, Inc.                                Pennsylvania                           C
   Charter Fenwick Hall Behavioral Health System, Inc.                             South Carolina                         C
   Charter Forest Behavioral Health System, Inc.                                   Louisiana                              C
   Charter Grapevine Behavioral Health System, Inc.                                Texas                                  C
   Charter Hospital of Mobile, Inc.                                                Alabama                                C
   Charter Hospital of Santa Teresa, Inc.                                          New Mexico                             C
   Charter Hospital of St. Louis, Inc.                                             Missouri                               C
   Charter Lakeside Behavioral Health Systems, Inc.                                Tennessee                              C
   Charter Linden Oaks Behavioral Health System, Inc.                              Illinois                               C
     Subsidiary:
     Naperville Psychiatric Ventures(42)                                           Illinois                               GP
   Charter Medical--Clayton County, Inc.                                            Georgia                                C
   Charter Medical of East Valley, Inc.                                            Arizona                                C
   Charter Medical--Long Beach, Inc.                                                California                             C
   Charter Medical of Puerto Rico, Inc.                                            Puerto Rico                            C
   Charter Milwaukee Behavioral Health System, Inc.                                Wisconsin                              C
   Charter MOB of Charlottesville, Inc.                                            Virginia                               C


                                       3

ENTITY NAME:                                                                       JURISDICTION OF DOMICILE:        ENTITY TYPE:
-------------------------------------------------------------------------------    -----------------------------  ------------------
     Subsidiary:
     Mental Healthsource, L.L.C.(43)                                               Virginia                              LLC
   Charter North Behavioral Health System, Inc.                                    Alaska                                 C
   Charter North Star Behavioral Health System, L.L.C.(44)                         Tennessee                             LLC
   Charter Northridge Behavioral Health System, Inc.                               North Carolina                         C
     Subsidiary:
     Holly Hill/Charter Behavioral Health System, L.L.C.(45)                       Tennessee                             LLC
   Charter Westbrook Behavioral Health System, Inc.                                Virginia                               C
   Florida Health Facilities, Inc.                                                 Florida                                C
   Golden Isle Assurance Company Ltd.                                              Bermuda                                C
   Plymouth Insurance Company, Ltd.                                                Bermuda                                C
Magellan Public Solutions, Inc.(46)                                                Delaware                               C
   Subsidiaries:
   KidsCareNet of Milwaukee, LLC(47)                                               Wisconsin                             LLC
   Correctional Behavioral Solutions of Indiana, Inc.                              Indiana                                C
   Correctional Behavioral Solutions of New Jersey, Inc.                           New Jersey                             C
Magellan Specialty Health, Inc.                                                    Delaware                               C




--------------------------------------
(1)  Acquired by stock purchase--51% on 12/13/95; 10% on 12/21/95; 34% on
     1/29/98.

(2) Acquired as a result of the merger of former parent, TAO, Inc. and Green Spring Health Services, Inc. on 9/30/96.

(3)  50% owned by Premier Holdings, Inc.

(4) Acquired by stock purchase on 2/29/00 by Allied Specialty Care Services, Inc. Allied Specialty Care Services, Inc. merged into Allied Specialty Care Services, LLC on 1/24/01.

(5) Formed on 2/12/01. iHealth Technologies, Inc. merged into this LLC on 2/16/01.

(6)  97% owned by Green Spring Health Services, Inc.

(7)  Formerly known as Group Practice Affiliates, Inc.

(8) 50% owned by Group Practice Affiliates, Inc.-expected to close operations on 2/28/01

(9)  Acquired by Green Spring Health Services, Inc. on 4/1/97.

(10) 50% owned by Green Spring Health Services, Inc.; 50% owned by CMG Health, Inc., a direct subsidiary of Merit Behavioral Care Corporation.

(11) Acquired by Green Spring Health Services, Inc. on 1/1/98.

(12) Charter Behavioral Corporation was renamed MBH Capital, Inc. on 2/15/01 and Desert Springs Hospital, Inc. merged with this corporation

(13) Acquired by Magellan Health Services, Inc. on 12/4/97 from Aetna US Healthcare, Inc. Formerly known as Human Affairs International, Inc. The stock of this company was distributed to Magellan Behavioral Health, Inc. on 12/14/01 and the corporation was converted into a limited liability company on 12/31/01 with Magellan Behavioral Health, Inc. being the sole member.

(14) Acquired on 2/12/98 by stock purchase. The holding company, MBCH, Inc., merged into Magellan Behavioral Health, Inc. on 2/15/01, thereby transferring the ownership of Merit Behavioral Care Corporation and its subsidiaries under Magellan Behavioral Health, Inc. American Biodyne, Inc. merged into its parent, Merit Behavioral Care Corporation on 5/31/02.

(15) 15% owned by AGCA, Inc.

(16) Formerly known as Merit Behavioral Care Systems Corporation

(17) Acquired by stock purchase on 9/11/97.

(18) 50% owned by CMG Health, Inc.

(19) 50% owned by CMG Health, Inc.; 50% owned by Green Spring Health Services, Inc.

(20) 55% owned by CMG Health, Inc.

(21) 50% owned by Merit Behavioral Care Corporation

(22) 50% owned by Continuum Behavioral Healthcare Corporation

(23) 79.8% owned by Merit Behavioral Care Corporation

(24) 99% owned by EMHC-MBC of New York, LLC; 1% owned by MBC of America, Inc.

(25) 99% owned by EMHC-MBC of New York, LLC; 1% owned by MBC of America, Inc.

(26) 1% owned by MBC of America, Inc.; 99% owned by EMHC-MBC of New York, LLC

(27) 1% owned by MBC of America, Inc.; 99% owned by EMHC-MBC of New York, LLC

(28) 16.667% owned by MBC of America, Inc.

(29) 80.2 % owned by MBC of America, Inc.

(30) MBC of America, Inc and Merit Behavioral Care Corporation serve as sole members

(31) 80.2% owned by MBC of America, Inc.

(32) 50% owned by MBC of America, Inc.

(33) Merit Behavioral Care Corporation and MBC of America, Inc. serve as sole members

(34) 19.9 % owned by MBC Washington Systems, Inc.

(35) 99% owned by Merit Holdings Corp.; 1% owned by Merit Behavioral Care of Illinois, Inc.

(36) 99% owned by Merit INROADS Behavioral Health Services, LLC; 1% owned by Merit Behavioral Care Systems Corporation

(37) 99% owned by Merit INROADS Behavioral Health Services, LLC; 1% owned by Merit Behavioral Care Systems Corporation

(38) Acquired as a result of a stock purchase on 3/31/99.

(39) Was 5% owned by Behavioral Health Systems of Indiana, Inc.; 95% owned by Charter Indiana BHS Holding, Inc (both subsidiaries of Magellan CBHS Holdings, Inc. which were dissolved on 9/26/02 and 9/19/02 respectively). Now 100% owned by Magellan CBHS Holdings, Inc.

(40) 50% owned by Charter Behavioral Health System of Lafayette, Inc.

(41) 67% owned by Charter Behavioral Health System of New Mexico, Inc.

(42) 75% owned by Charter Linden Oaks Behavioral Health System, Inc.

(43) 50% owned by Charter MOB of Charlottesville, Inc. (previously 50% owned by Charter Behavioral Health System of Central Virginia, Inc. who merged in Charter MOB of Charlottesville on 1/28/00)

(44) 57% owned by Magellan CBHS Holdings, Inc.

(45) 50% owned by Charter Northridge Behavioral Health System, Inc.

(46) Correctional Behavioral Solutions, Inc. merged into parent on 9/17/01 47 50% owned by Magellan Public Solutions, Inc.



NOTE: The ownership interest in each non-indented entity is directly-held by Magellan Health Services, Inc.; the ownership interest in each indented entity is directly-held by the preceding non-indented entity. The percentage of ownership in each entity is 100% unless otherwise noted in a footnote.